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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 3, 2004

             (Exact name of registrant as specified in its charter)
                       VALLEY NATIONAL GASES INCORPORATED


         PENNSYLVANIA                   000-29226               23-2888240
(State or other jurisdiction or        (Commission             (IRS Employer
        incorporation)                 File Number)          Identification No.)

200 WEST BEAU STREET, SUITE 200
WASHINGTON, PENNSYLVANIA                                           15301
(Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code:  (724) 228-3000

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibit is being furnished herewith:

         99.1 Press Release dated February 3, 2004, of Valley National Gases Incorporated.

ITEM 12.        DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 3, 2004, Valley National Gases Incorporated issued a press release to report its financial results for its quarter ended December 31, 2003. The release is included as Exhibit 99.1 hereto and is incorporated herein by reference.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 4, 2004


                                    VALLEY NATIONAL GASES INCORPORATED



                                    /s/ Robert D. Scherich
                                    --------------------------------------------
                                    Robert D. Scherich, Chief Financial Officer


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                                  EXHIBIT INDEX

     99.1 Press Release, dated February 3, 2004, of Valley National Gases Incorporated.







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